UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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LAKESIDE MORTGAGE FUND, LLC
(Name of Registrant as Specified in Its Charter)

THE COMMITTEE TO PROTECT LAKESIDE MORTGAGE FUND
SOVEREIGN CAPITAL MANAGEMENT, INC.
TODD A. MIKLES
WILLARD MCCUNE
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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On August 3, 2010, The Committee to Protect Lakeside Mortgage Fund, LLC (the "Committee") made publicly available a website, http://www.committeetoprotectlakeside.com. The following represents the contents of the Committee's website:

BEFORE YOU CAN ACCESS THIS WEBSITE you must agree to the terms and conditions below. If you agree, check the "I AGREE" box below and then click the "PROCEED" Button.

THIS WEBSITE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. THE INFORMATION CONTAINED HEREIN DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY VIEW THIS WEBSITE. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE COMMITTEE TO PROTECT LAKESIDE MORTGAGE FUND (THE "COMMITTEE"), AND ARE BASED ON AND DERIVED FROM GENERALLY AVAILABLE PUBLIC INFORMATION AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY LAKESIDE MORTGAGE FUND, LLC (THE "FUND"), CONTAINED IN MEMBER REPORTS PREPARED BY THE FUND'S MANAGEMENT, AND OTHER PUBLICLY DISSEMINATED INFORMATION AS PROVIDED FROM TIME TO TIME BY THE FUND AND OTHER THIRD PARTIES. THE COMMITTEE MAKES NO REPRESENTATIONS, GUARANTEES, OR WARRANTIES THAT SUCH SEC FILING DATA ARE ACCURATE OR WITH RESPECT TO ANY STATEMENTS OR OTHER INFORMATION PROVIDED BY ANY THIRD PARTY, THE FUND, ITS AGENTS, MANAGEMENT, OR OTHERWISE. THE COMMITTEE SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN OR DERIVED FROM ANY SEC FILING MADE BY THE FUND OR FROM ANY OTHER THIRD PARTY.

UNLESS OTHERWISE NOTED, THE COMMITTEE HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED IN THIS WEBSITE AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. THE SITE AND THE CONTENTS ARE PROVIDED ON AN "AS IS" BASIS. THE COMMITTEE AND ANY OTHER PROVIDERS OF THE INFORMATION EXPRESSLY DISCLAIM ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF ACCURACY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

THIS WEBSITE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING FORWARD-LOOKING STATEMENTS REFLECTING THE CURRENT VIEWS OF THE COMMITTEE BASED ON INFORMATION CURRENTLY AVAILABLE TO THE COMMITTEE, WITH RESPECT TO, AMONG OTHER THINGS, THE EFFECTIVENESS OF LAKESIDE FINANCIAL GROUP, INC. AS MANAGER OF THE FUND, THE BENEFITS OF APPOINTING SOVEREIGN CAPITAL MANAGEMENT, INC. OR ITS AFFILIATE AS THE MANAGER OF THE FUND AND THE FUND'S STRATEGIC OBJECTIVES, BUSINESS PROSPECTS, FUTURE FINANCIAL CONDITION, BUDGETS, PROJECTED LEVELS OF PRODUCTION, PROJECTED COSTS AND PROJECTED LEVELS OF REVENUES AND PROFITS. SUCH STATEMENTS ARE IDENTIFIED BY WORDS OR PHRASES SUCH AS "ANTICIPATES," "ESTIMATES," "PROJECTS," "BELIEVES," "INTENDS," "EXPECTS" AND SIMILAR WORDS AND PHRASES. THE FORWARD-LOOKING STATEMENTS HEREIN INVOLVE RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMMITTEE DOES NOT UNDERTAKE ANY OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO SUCH FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. THESE AND OTHER RELEVANT FACTORS AND ANY OTHER INFORMATION INCLUDED ON THIS WEBSITE, AND INFORMATION THAT MAY BE CONTAINED IN OUR OTHER FILINGS WITH THE SEC, SHOULD BE CAREFULLY CONSIDERED WHEN REVIEWING ANY FORWARD-LOOKING STATEMENT. ACCORDINGLY, YOU SHOULD NOT RELY UPON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS.

THIS WEBSITE MAY BE DEEMED TO CONSTITUTE PROXY SOLICITATION MATERIAL AND IS INTENDED SOLELY TO INFORM MEMBERS OF THE FUND SO THAT THEY MAY MAKE AN INFORMED DECISION REGARDING THE COMMITTEE'S PROPOSED CONSENT SOLICITATION.

THIS WEBSITE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS WEBSITE TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. MEMBERS OF THE COMMITTEE RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE FUND AT ANY POINT IN TIME AS THEY DEEM NECESSARY.

THE COMMITTEE INTENDS TO MAKE A PRELIMINARY FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF A CONSENT SOLICITATION STATEMENT AND ACCOMPANYING CONSENT CARD TO BE USED TO SOLICIT CONSENTS FROM THE FUND'S MEMBERS IN SUPPORT OF THE REMOVAL AND REPLACEMENT OF THE CURRENT MANAGER, LAKESIDE FINANCIAL GROUP, INC. WITH SOVEREIGN CAPTIAL MANAGEMENT, INC. OR ITS AFFILIATE, AS THE NEW MANAGER OF THE FUND.

THE COMMITTEE STRONGLY ADVISES ALL MEMBERS OF THE FUND TO READ THE CONSENT SOLICITATION STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH CONSENT SOLICITATION STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE COMMITTEE TO PROTECT LAKESIDE MORTGAGE FUND C/O SOVEREIGN CAPITAL MANAGEMENT, INC., TOLL FREE AT 1-800-861-5006.

THE PARTICIPANTS IN THE CONSENT SOLICITATION ARE EXPECTED TO BE SOVEREIGN CAPTIAL, INC, A CALIFORNIA CORPORATION, AND WILLARD MCCUNE, AN INDIVIDUAL INVESTOR IN THE FUND. NONE OF THE PARTICIPANTS HAS ANY DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE ACTED UPON PURSUANT TO THE CONSENT SOLICITATION OTHER THAN AS A MEMBER OF THE FUND OR WITH RESPECT TO THE PROPOSAL TO ELECT AND ADMIT SOVEREIGN CAPTIAL MANAGEMENT INC. OR ITS AFFILIATE AS THE NEW MANAGER OF THE FUND. THE PARTICIPANTS COLLECTIVELY OWN AN AGGREGATE OF 1000 MEMBERSHIP UNITS OF THE FUND. MORE INFORMATION ABOUT THE PARTICIPANTS AND THEIR INTERESTS WILL BE SET FORTH IN THE PRELIMINARY CONSENT SOLICITATION STATEMENT THAT WILL BE FILED BY THE COMMITTEE WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY, WHICH MAY BE DONE ONLY PURSUANT TO A DEFINITIVE PROXY STATEMENT.

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Conference Call Schedule

Fellow Members of Lakeside Mortgage Fund, LLC

The Committee to Protect Lakeside Mortgage Fund (the "Committee") believes it is in the best interest of Lakeside Mortgage Fund, LLC ("Fund") to remove the Fund's current manager, Lakeside Financial Group, Inc. ("Current Manager") and replace them with Sovereign Captial Management, Inc., a California corporation ("Sovereign Capital").

The Committee is comprised of Willard McCune and Sovereign Captial which is wholly owned by Todd A. Mikles. Willard McCune is a current investor in the Fund deeply concerned about his investment. Sovereign Capital is a highly qualified and experienced private equity company with many years of experience in equity preservation, recapitalization, real estate finance, development, syndication, lending, and property management. Additionally, Sovereign Capital has proven itself a stalwart investor advocate and partner, bringing to bear its entire team including in-house legal, foreclosure and loan workout specialists, forensic accounting, property analysts, and due diligence department.

Sovereign Captial was contacted by existing members of the Fund and their financial representatives who expressed concern over the Fund's status and general lack of information. In response to these concerns, we formed the Committee.

THE COMMITTEE INTENDS TO SOLICIT THE CONSENT OF THE FUND'S MEMBERS TO REPLACE THE CURRENT MANAGER, LAKESIDE FINANCIAL GROUP, INC. WITH SOVEREIGN CAPTIAL MANAGEMENT, INC. OR ITS AFFILIATE AS THE NEW MANAGER OF THE FUND.

The Committee to Protect Lakeside Mortgage Fund intends to make a preliminary filing with the Securities and Exchange Commission of a consent solicitation statement and accompanying consent card to be used to solicit consents from the Fund's members in support of the removal and replacement of the current manager, Lakeside Financial Group, Inc., with Sovereign Capital Management, Inc. or its affiliate, as the new manager of the Fund.

It is the Committee's opinion, based on its review of documents on file with the Securities Exchange Commission ("SEC"), as well as information gathered from various sources, the Current Manager has mismanaged the Fund, managed it for its own interest, mislead investors, failed to provide required information in a timely manner, and generally failed to provide competent management or direction. The end result being the Fund is on the brink of financial ruin.

Learn more about the issues

© Copyright 2010 The Committee to Protect Lakeside Mortgage Fund, LLC | Website by CPD

Conference Call Schedule

Consider The Following

  In May of 2009, three of the Current Manager's officers, directors, and owners, Gary T. Armitage, Jeffery A. Guidi and James Stanley Koenig were arrested and charged with Securities Fraud, Grand Theft by Embezzlement and Residential Burglary in a felony complaint filed on behalf of the People of the State of California by the Attorney General of California.
  The declaration in support of the arrest warrant alleges that evidence seized from Asset Real Estate & Investment ("AREI") and the Department of Justice investigation revealed that Gary T. Armitage, Jeffery A. Guidi and James Stanley Koenig operated a vast Ponzi scheme which defrauded investors out of approximately $200,000,000.
  The Current Manager's President, Paula M. Lewis held the title of President of AREI from 2001 until resigning in 2005 and in fact Ms. Lewis claims she held this position in the Fund's filings with the Securities and Exchange Commission ("SEC").
  The Fund is required to report both quarterly and annually to the SEC and last filed in November of 2008.
  The Fund will be delisted if proper actions are not taken immediately.
  The Current Manager's Chief Financial Officer resigned in June of 2008 and no replacement has been named.
  The Fund lost its surety bond and its lending license and is no longer qualified to make new loans or bring in new capital.
  The Fund is no longer responsive to redemption requests and has ceased making distributions.

The Investors Have A Say In What Happens Next

How much confidence do you have in the Current Manager when their principals and/or officers stand accused of Securities Fraud, Grand Theft by Embezzlement and Residential Burglary? How can you trust the Current Manager when the have not reported to the SEC since November of 2008 and even now, fail to provide current and meaningful financial information to investors?

The Fund has been left without direction and unable to fend for itself through the absence of competent management at a critical time in its lifecycle. In fact, it is the Committee's opinion that the Current Manager has failed to take appropriate steps to mitigate losses, stabilize the Fund or provide any course of action whatsoever.

On July 2nd, 2010 the Committee requested access to the Fund's books and records in an effort to determine the current health of the Fund. To date, the Committee's efforts have been rebuffed, leaving us no alternative but to seek court intervention to enforce the operating agreement and compliance with California law.

Now, more than ever, the Fund needs a well resourced and competent management team whose objective is achieving the Funds stated purpose coupled with a definitive plan capable of achieving that objective. The investors need to protect what remains of their investment by firing Lakeside Financial Group, Inc. and appointing Sovereign Captial Management, Inc. in its place.

In accordance with the Fund's Restated Limited Liability Company Operating Agreement, members of the Fund representing a majority of the record membership units may cause the removal of the manager and appointment of a new manager by their consent. This may be your one and only opportunity to send a message and protect your investment.

Learn about The Committee's Plan
© Copyright 2010 The Committee to Protect Lakeside Mortgage Fund, LLC | Website by CPD

Conference Call Schedule

Sovereign Capital's Plan

As the new manager of the Fund, Sovereign Capital will perform an asset-by-asset analysis of the Fund's holdings including: real estate owned site visits, market analysis, and forensic accounting to determine the best course of action as to each asset in the Fund's portfolio in order to preserve equity and achieve the Fund's stated purpose of providing a return on invested equity and growth.

It is Sovereign Capital's intent to continue operating the Fund in accordance with its Restated Limited Liability Company Operating Agreement and for the benefit of its investors. Given our experience in commercial and residential real estate and in conducting workouts of distressed assets, we are confident in our ability to stabilize the Fund's assets and maximize their value for the benefit of the Fund's members.

We recognize that when you invested in the Fund, it was not your intention to make an investment in a portfolio of real property or distressed mortgage assets. However, under the direction of the Current Manager, that is precisely where the Fund finds itself today, with the majority of its holdings consisting of undeveloped or partially developed real estate and non-performing loans.

The Committee to Protect Lakeside Mortgage Fund, LLC will soon file with the Securities and Exchange Commission a definitive consent solicitation statement and accompanying consent card to be used to solicit (a) consent from the Fund's members in support of the removal of the current manager, Lakeside Financial Group, Inc., and (b) replacement of the current manager with Sovereign Capital Management, Inc.

Your participation in one of the upcoming conference calls hosted by the Committee are both welcome and imperative and will provide you a forum to discuss Lakeside Mortgage Fund's future as well as the health of your investment.

Thank you for your support.

© Copyright 2010 The Committee to Protect Lakeside Mortgage Fund, LLC | Website by CPD

Conference Call Schedule

About The Committee to Protect Lakeside Mortgage

The members of The Committee to Protect Lakeside Mortgage collectively have over 75 years of broad-based real estate and financial experience, including all aspects of real estate workouts, such as restructuring mortgages, maximizing cash flow from underperforming loans and properties, and entitling and developing raw land.

Sovereign Capital

Sovereign Capital Management, Inc. is a San Diego based real estate investment firm with a variety of office, multifamily, land, and flex industrial assets throughout the United States. Through active origination and management of strategic real estate investment programs, Sovereign Capital provides diverse opportunities for a broad range of investors through partnerships, joint ventures, and proprietary program structures.

Todd A. Mikles

Todd A. Mikles is the Chief Executive Officer of Sovereign Capital Management, Inc., a San Diego based real estate investment company that operates properties across the United States. Mr. Mikles has experience with complex real estate transactions ranging from entitlements and development to strategic repositioning of non-performing assets.

Jim Hadzicki

Jim Hadzicki is responsible for investor relations and development at Sovereign Capital. Mr. Hadzicki served as Chief Financial Officer and Vice President of Operations at OneVoice Technologies (ONEV.OB) in San Diego, California.

© Copyright 2010 The Committee to Protect Lakeside Mortgage Fund, LLC | Website by CPD

Conference Call Schedule

Contact The Committee to Protect Lakeside Mortgage

We appreciate your support, and if you have any questions, please call:

Toll Free: (800) 861-5006

If you have any additional questions you can email:
info@committeetoprotectlakeside.com

The Committee to Protect Lakeside Mortgage Fund, LLC
1501 5th Avenue, Suite 100
San Diego, CA 92101

© Copyright 2010 The Committee to Protect Lakeside Mortgage Fund, LLC | Website by CPD

ADDITIONAL INFORMATION

The Committee to Protect Lakeside Mortgage Fund intends to make a preliminary filing with the Securities and Exchange Commission of a consent solicitation statement and accompanying consent card to be used to solicit consents from the Fund's members in support of the removal and replacement of the current manager, Lakeside Financial Group Inc., with Sovereign Captial Management, Inc. or its affiliate, as the new manager of the Fund.s

THE COMMITTEE STRONGLY ADVISES ALL MEMBERS OF THE FUND TO READ THE CONSENT SOLICITATION STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH CONSENT SOLICITATION STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO:

Sovereign Capital Management, Inc.
Toll Free: 1-800-861-5006.

The participants in the consent solicitation are expected to be Sovereign Captial Management, Inc., a California corporation, and Willard McCune an individual investor in the Fund. None of the participants has any direct or indirect interests in the matters to be acted upon pursuant to the consent solicitation other than as a member of the Fund or with respect to the proposal to elect and admit Sovereign Captial Management, Inc. or its affiliate as the new manager of the Fund. As of the date hereof, participants collectively own an aggregate of 1000 membership units of the Fund. More information about the participants and their interests will be set forth in the preliminary consent solicitation statement that will be filed by the Committee with the Securities and Exchange Commission.